Income Taxes - Schedule of Components of Deferred Taxes (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Deferred tax assets:
Allowance for credit losses	¥ 4,163	$ 581	¥ 3,870
Net operating losses carried forward	3,450	482	3,635
Total deferred tax assets	7,613	1,063	7,505
Deferred tax liabilities
Intangible assets acquired through acquisition	57,691	8,053	58,400
Total deferred tax liabilities	¥ 57,691	$ 8,053	¥ 58,400